Exhibit 99.3

                                                                EXECUTION COPY








                        RECEIVABLES PURCHASE AGREEMENT



                                    between



                                 REGIONS BANK,

                                  as Seller,

                                      and



                            REGIONS ACCEPTANCE LLC,

                                 as Depositor



                           Dated as of March 1, 2003

                               Table of Contents

                                                                          Page
                                                                          ----

                                   Article I

                              Certain Definitions


                                  Article II

                           Conveyance of Receivables

Section 2.01.     Conveyance of Receivables.................................3
Section 2.02.     The Closing...............................................4

                                  Article III

                        Representations and Warranties

Section 3.01.     Representations and Warranties of the Depositor...........5
Section 3.02.     Representations and Warranties of the Seller..............6

                                  Article IV

                                  Conditions

Section 4.01.     Conditions to Obligation of the Depositor................15
Section 4.02.     Conditions to Obligation of the Seller...................16

                                   Article V

                            Covenants of the Seller

Section 5.01.     Protection of Right, Title and Interest..................17
Section 5.02.     Other Liens or Interests.................................18
Section 5.03.     Costs and Expenses.......................................18
Section 5.04.     Hold Harmless............................................18

                                  Article VI

                           Miscellaneous Provisions

Section 6.01.     Obligations of Seller....................................19
Section 6.02.     Repurchase Events........................................19
Section 6.03.     Depositor Assignment of Repurchased Receivables..........19
Section 6.04.     Transfer to the Issuer...................................19
Section 6.05.     Amendment................................................19




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Section 6.06.     Waivers..................................................20
Section 6.07.     Notices..................................................20
Section 6.08.     Costs and Expenses.......................................20
Section 6.09.     Representations of the Seller and the Depositor..........20
Section 6.10.     Confidential Information.................................21
Section 6.11.     Headings and Cross-References............................21
Section 6.12.     GOVERNING LAW............................................21
Section 6.13.     Counterparts.............................................21
Section 6.14.     Third Party Beneficiary..................................21
Section 6.15.     No Proceedings...........................................21



Exhibit A         Matters Addressed in Opinion of Seller's Counsel
Schedule I        Schedule of Receivables
Schedule II       Perfection Representations, Warranties and Covenants
Schedule III      Location of Receivable Files


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

         RECEIVABLES PURCHASE AGREEMENT dated as of March 1, 2003 between REGIONS BANK, an Alabama state banking corporation as seller (the "Seller") and REGIONS ACCEPTANCE LLC, a Delaware limited liability company, as depositor (the "Depositor").

                                   RECITALS

         WHEREAS, in the regular course of its business, the Seller has originated and purchased certain motor vehicle retail installment sale contracts and retail installment loan contracts secured by new and used automobiles and light-duty trucks;

         WHEREAS, the Seller and the Depositor wish to set forth the terms pursuant to which such contracts are to be sold by the Seller to the Depositor; and

         WHEREAS, the Depositor intends, concurrently with its purchase hereunder, to convey all of its right, title and interest in and to all of such contracts to Wachovia Bank of Delaware, National Association, acting not in its individual capacity but solely as Owner Trustee of Regions Auto Receivables Trust 2003-1 (the "Issuer") pursuant to a Sale and Servicing Agreement dated as of March 1, 2003 (as amended, supplemented or otherwise modified from time to time, the "Sale and Servicing Agreement"), by and among the Issuer, the Depositor, the Seller, Regions Bank, as Master Servicer, Administrator and Custodian, and The Bank of New York, as Indenture Trustee, and the Issuer intends to pledge all of its right, title and interest in and to such contracts to the Indenture Trustee pursuant to the Indenture dated as of March 1, 2003 (as amended, supplemented or otherwise modified from time to time, the "Indenture"), by and between the Issuer and the Indenture Trustee.

         NOW, THEREFORE, in consideration of the foregoing, other good and valuable consideration and the mutual terms and covenants contained herein, the parties hereto agree as follows:

                                  Article I

                              Certain Definitions

         Terms not defined in this Agreement shall have the meanings assigned thereto in the Sale and Servicing Agreement or the Indenture. As used in this Agreement, the following terms shall, unless the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms of the terms defined):

         "Agreement" shall mean this Receivables Purchase Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

         "Alabama Act" shall have the meaning set forth in Section 2.01(b).

         "Commission" means the Securities and Exchange Commission or any successor agency thereto.


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

         "Conveyed Assets" shall have the meaning set forth in Section 2.01.

         "Depositor" shall mean Regions Acceptance LLC, a Delaware limited liability company and its successors and assigns.

         "FDIC Rule" means 12 C.F.R. Section 360.6, and any successor provision.

         "Indenture" shall have the meaning set forth in the recitals.

         "Insolvency Proceeding" shall mean a bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, conservatorship, receivership or other proceeding under any federal or state bankruptcy, insolvency or similar law.

         "Lien Certificate" means with respect to a Financed Vehicle, an original certificate of title, certificate of lien or other notification issued by the Registrar of Titles of the applicable State to a secured party which indicates that the lien of the secured party on the Financed Vehicle is recorded on the original certificate of title. In any jurisdiction in which the original certificate of title is required to be given to the Obligor, the term "Lien Certificate" shall mean only a certificate or notification issued to a secured party.

         "Prospectus" shall have the meaning set forth in the Underwriting Agreement.

         "Receivable" means any Contract listed on Schedule I hereto (which Schedule may be in the form of microfiche or electronic format).

         "Registrar of Titles" means with respect to any State, the governmental agency or body responsible for the registration of, and the issuance of certificates of title relating to, motor vehicles and liens thereon.

         "Registration Statement" means Registration Statement No. 333-100339 filed by the Depositor with the Commission in the form in which it became effective on December 8, 2002.

         "Repurchase Event" shall have the meaning specified in Section 6.02.

         "Sale and Servicing Agreement" shall have the meaning set forth in the recitals.

         "Schedule of Receivables" shall mean the list of Receivables annexed hereto as Schedule I (which Schedule may be in the form of microfiche or electronic format).

         "Seller" shall mean Regions Bank and its successors and assigns.

         "Underwriters" means each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc. and J.P. Morgan Securities Inc.

         "Underwriting Agreement" means the Underwriting Agreement dated March 11, 2003 relating to Regions Auto Receivables Trust 2003-1 among the Seller, the Depositor and the Underwriters.


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

                                  Article II

                           Conveyance of Receivables

         Section 2.01  Conveyance of Receivables.

         (a) In consideration of the Depositor's delivery to or upon the order of the Seller on the Closing Date of $571,304,298.68 in cash and and an increase in the Bank's investment in the Depositor (the "Purchase Price"), the Seller does hereby sell, transfer, set over and otherwise convey to the Depositor, without recourse (subject to the obligations of the Seller set forth herein) all right, title, and interest of the Seller in and to:

             (i) the Receivables and all monies received thereon on and after the Cutoff Date;

            (ii) the security interests in the Financed Vehicles and any accessions thereto granted by the related Obligors pursuant to the Receivables and any other interest of the Seller in such Financed Vehicles;

           (iii) any Liquidation Proceeds and any other proceeds with respect to the Receivables from claims on any physical damage, credit life or disability insurance policies covering Financed Vehicles or Obligors, including any vendor's single interest or other collateral protection insurance policy;

            (iv) any property that shall have secured a Receivable and that shall have been acquired by or on behalf of the Seller;

             (v) the proceeds from any Master Servicer's errors and omissions protection policy, any fidelity bond and any blanket physical damage policy, to the extent such proceeds relate to any Financed Vehicle;

            (vi) all documents and other items contained in the Receivable
         Files;

           (vii) all accounts, money, chattel paper, securities, instruments, documents, deposit accounts, certificates of deposit, letters of credit, advices of credit, banker's acceptances, uncertificated securities, general intangibles, contract rights, goods and other property consisting of, arising from or relating to any and all of the foregoing; and

          (viii) the proceeds of any and all of the foregoing
         (collectively, with the assets listed in clauses (i) through (vii) above, the "Conveyed Assets").

         (b) The Seller and the Depositor intend that the transfer of the assets by the Seller to the Depositor pursuant to this Agreement be a sale of the ownership interest in such assets to the Depositor (for all non-tax purposes), rather than the mere granting of a security interest to secure a borrowing and in furtherance thereof:

             (i) the Seller and the Depositor shall record each such transfer as a sale or purchase (as the case may be) on its books and records for legal purposes.

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            (ii) the Conveyed Assets shall be deemed to no longer be the property, assets or rights of the Seller. The Seller, its creditors, or, in any Insolvency Proceeding with respect to the Seller or the Seller's property, a bankruptcy trustee, conservator, receiver, debtor, debtor in possession or similar person, shall have no rights, legal or equitable, whatsoever to reacquire, reclaim, recover, repudiate, disaffirm, redeem or recharacterize as property of the Seller, in whole or in part, the Conveyed Assets;

           (iii) in the event of an Insolvency Proceeding with respect to the Seller or the Seller's property, such Conveyed Assets shall not be deemed to be part of the Seller's property, assets, rights or estate; and

            (iv) the parties hereto intend that (A)(i) the Asset-Backed Securities Facilitation Act of Alabama (Alabama Act No. 2001-779, the "Alabama Act") shall apply to the transactions contemplated in this Agreement and (ii) the transactions contemplated in this Agreement, taken as a whole, shall constitute a "securitization transaction" within the meaning of such term as set forth in the Alabama Act and
         (B) (i) the FDIC Rule shall apply to the transactions contemplated by this Agreement and the other Basic Documents and (ii) the transaction contemplated by this Agreement and the other Basic Documents, taken as a whole, constitute a "securitization" within the meaning of the FDIC Rule.

         In the event, however, that such transfer is deemed not to be a sale but to be a mere security interest to secure a borrowing, the Seller hereby grants, and the parties intend that the Seller shall have granted, to the Depositor a security interest in the Conveyed Assets, which security interest shall be perfected and of first priority, and this Agreement shall constitute a security agreement under applicable law. Pursuant to the Sale and Servicing Agreement and Section 6.04 hereof, the Depositor may transfer to the Issuer
(i) all or any portion of the assets assigned to the Depositor hereunder, (ii) all or any portion of the Depositor's rights against the Seller under this Agreement and (iii) all proceeds thereof. Such assignment may be made by the Depositor with or without an assignment by the Depositor of its rights under this Agreement, and without further notice to or acknowledgement from the Seller. The Seller waives, to the extent permitted under applicable law, all claims, causes of action and remedies, whether legal or equitable (including any right of setoff), against the Depositor or any assignee of the Depositor relating to such action by the Depositor in connection with the transactions contemplated by the Sale and Servicing Agreement. Notwithstanding anything herein to the contrary, nothing in this Section shall limit any contractual rights in this Agreement or any other document executed in connection with this Agreement that require or permit the transfer or return of the Conveyed Assets to the Seller.

         Section 2.02. The Closing. The sale and purchase of the Receivables shall take place at a closing at the offices of Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New York 10019 on the Closing Date, simultaneously with the closing under (a) the Sale and Servicing Agreement,
(b) the Indenture and (c) the Trust Agreement.



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

                                 Article III

                        Representations and Warranties

         Section 3.01. Representations and Warranties of the Depositor. The Depositor hereby represents and warrants as follows to the Seller and the Indenture Trustee as of the date hereof and the Closing Date:

         (a) Organization and Good Standing. The Depositor is duly organized and validly existing as a limited liability company in good standing under the laws of the state of its formation, with all requisite power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted.

         (b) Due Qualification. The Depositor is duly qualified to do business as a foreign limited liability company in good standing, and has obtained all necessary licenses and approvals in all jurisdictions where the failure to do so would materially and adversely affect the Depositor's ability to acquire the Receivables or the validity or enforceability of the Receivables.

         (c) Power and Authority. The Depositor has the limited liability company power and authority to execute, deliver and perform this Agreement and the other Basic Documents to which it is a party and to carry out their respective terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer, and the Depositor shall have duly authorized such sale and assignment to the Issuer by all necessary limited liability company action; and the execution, delivery and performance of this Agreement and the other Basic Documents to which the Depositor is a party have been duly authorized by the Depositor by all necessary limited liability company action.

         (d) Binding Obligation. This Agreement and the other Basic Documents to which the Depositor is a party, when duly executed and delivered by the other parties hereto and thereto, shall constitute legal, valid and binding obligations of the Depositor, enforceable against the Depositor in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws now or hereafter in effect relating to or affecting creditors' rights generally and to general principles of equity (whether applied in a proceeding at law or in equity).

         (e) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the limited liability company agreement or certificate of formation of the Depositor, or any material indenture, agreement or other instrument to which the Depositor is a party or by which it is bound, or violate any law, rules or regulation applicable to the Depositor of any court or federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor.

         (f) No Proceedings. There are no proceedings or investigations pending or, to the Depositor's knowledge, threatened against the Depositor before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the




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Depositor or its properties (i) asserting the invalidity of this Agreement or any other Basic Document to which the Depositor is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Basic Document to which the Depositor is a party or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement or any other Basic Document to which the Depositor is a party.

         (g) No Consents. The Depositor is not required to obtain the consent of any other party or any consent, license, approval, registration, authorization, or declaration of or with any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity, or enforceability of this Agreement or any other Basic Document to which it is a party that has not already been obtained.

         Section 3.02. Representations and Warranties of the Seller.

         (a) The Seller hereby represents and warrants as follows to the Depositor and the Indenture Trustee as of the date hereof and as of the Closing Date:

             (i) Organization and Good Standing. The Seller is a banking corporation duly organized and validly existing under the laws of the jurisdiction of its organization and continues to hold a valid certificate to do business as such, and has the power to own its assets and to transact the business in which it is currently engaged. The Seller is duly authorized to transact business and has obtained all necessary licenses and approvals, and is in good standing in each jurisdiction in which the character of the business transacted by it or any properties owned or leased by it requires such authorization.

            (ii) Power and Authority. The Seller has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement and the other Basic Documents to which the Seller is a party, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the other Basic Documents to which the Seller is a party. When executed and delivered, this Agreement and the other Basic Documents to which the Seller is a party will constitute legal, valid and binding obligations of the Seller enforceable in accordance with their respective terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies and except as enforcement of such terms may be limited by receivership, conservatorship and supervisory powers of bank regulatory agencies generally.

           (iii) No Violation. The execution, delivery and performance by the Seller of this Agreement and the other Basic Documents to which the Seller is a party will not violate any provision of any existing state, federal or, to the best knowledge of the Seller, local law or regulation or any order or decree of any court applicable to the Seller or any provision of the articles of association or incorporation or the bylaws of the Seller, or constitute a breach of any material mortgage, indenture, contract or other agreement to which the Seller is a party or by which the Seller may be bound or result in the creation




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         or imposition of any lien upon any of the Seller's properties pursuant to any such mortgage, indenture, contract or other agreement (other than this Agreement).

            (iv) No Proceedings. There are no proceedings or investigations pending or, to the Seller's knowledge, threatened against the Seller before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties (i) asserting the invalidity of this Agreement or any other Basic Document to which the Seller is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Basic Document to which the Seller is a party or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement or any other Basic Document to which the Seller is a party.

             (v) Chief Executive Office. The chief executive office of the Seller is located at 417 20th Street North, Birmingham, Alabama 35203.

            (vi) No Consents. The Seller is not required to obtain the consent of any other party or any consent, license, approval, registration, authorization, or declaration of or with any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity, or enforceability of this Agreement or any other Basic Document to which it is a party that has not already been obtained.

           (vii) No Notice. The Seller represents and warrants that it acquired title to the Receivables in good faith, without notice of any adverse claim.

          (viii) Bulk Transfer. The Seller represents and warrants that the transfer, assignment and conveyance of the Receivables by the Seller pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

            (ix) Seller Information. No certificate of an officer, statement or document furnished in writing or report delivered pursuant to the terms hereof by the Seller contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement, document or report not misleading.

             (x) Ordinary Course. The transactions contemplated by this Agreement and the other Basic Documents to which the Seller is a party are in the ordinary course of the Seller's business.

            (xi) Solvency. The Seller is not insolvent, nor will the Seller be made insolvent by the transfer of the Receivables, nor does the Seller anticipate any pending insolvency.

           (xii) Legal Compliance. The Seller is not in violation of, and the execution and delivery by the Seller of this Agreement and the other Basic Documents to which the Seller is a party and its performance and compliance with the terms of this Agreement and the other Basic Documents to which the Seller is a party will not constitute a

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         violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the Seller's condition (financial or otherwise) or operations or any of the Seller's properties or materially and adversely affect the performance of any of its duties under the Basic Documents.

           (xiii) Creditors. The Seller did not sell the Receivables to the Depositor with any intent to hinder, delay or defraud any of its creditors.

           (xiv) Official Records. This Agreement and the other Basic Documents to which the Seller is a party constitute official records of the Seller for purposes of Sections 11(d)(9), 11(n)(4)(I) and
         Section 13(e) of the Federal Deposit Insurance Act, as amended.

           (xv) Perfection Representation. The Seller makes all of the representations, warranties and covenants set forth in Schedule II.

         (b) The Seller makes the following representations and warranties with respect to the Receivables, on which the Depositor relies in accepting the Receivables and in transferring the Receivables to the Issuer under the Sale and Servicing Agreement, and on which the Issuer relies in pledging the same to the Indenture Trustee. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables to the Depositor, the subsequent sale, transfer and assignment of the Receivables by the Depositor to the Issuer pursuant to the Sale and Servicing Agreement and the pledge of the Receivables by the Issuer to the Indenture Trustee pursuant to the Indenture.

             (i) Characteristics of Receivables. Each Receivable (A) was originated in the United States of America by the Seller or by a Dealer located in the United States of America for the retail sale of a Financed Vehicle, in each case, in the ordinary course of the applicable Dealer's business in accordance with the Seller's credit policies as of the date of origination or acquisition of the related Receivable, is payable in United States dollars, has been fully and properly executed by the parties thereto, has been originated by the Seller through or purchased by the Seller from such Dealer under an existing Dealer Agreement (or approved form of assignment) and, in the case of each Receivable originated by a Dealer and sold to the Seller, has been validly assigned by such Dealer to the Seller, (B) has created or shall create a valid, subsisting and enforceable security interest in favor of the Seller in the Financed Vehicle, which security interest, by virtue of the related Lien Certificate, shall be perfected and prior to any other interest in such Financed Vehicle, and which security interest is assignable by the Seller and reassignable by the assignee, except with respect to Receivables representing less than 0.11% of the Initial Pool Balance, for which the related Lien Certificates show World Omni named as the first lien holder and which security interests have been assigned to the Seller and are assignable by the Seller and reassignable by the assignee,
         (C) contains customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate for realization against the collateral of the benefits of the security,
         (D) provides for fixed level monthly payments (provided that the payment in the last month of the term of the Receivable may be minimally different from the level scheduled payments)




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         that fully amortize the Amount Financed by maturity and yield interest at the APR borne by the Contract and (E) amortizes using the simple interest method.

            (ii) Compliance with Law. Each Receivable complied at the time it was originated or made, and at the Closing Date complies, in all material respects with all requirements of applicable federal, state and, to the best knowledge of the Seller, local laws, rulings and regulations thereunder.

           (iii) Binding Obligation. Each Receivable represents the genuine, legal, valid and binding payment obligation of the Obligor thereon, enforceable by the holder thereof in accordance with its terms, except (A) as enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law and
         (B) as such Receivable may be modified by the application after the Closing Date of the Soldiers and Sailors Civil Relief Act of 1940, as amended, or by any similar applicable State law.

            (iv) No Government Obligor. No Receivable is due from the United States of America or any State or any agency, department, subdivision or instrumentality thereof.

             (v) Obligor Bankruptcy. To the best of the Seller's knowledge, at the Cutoff Date, no Obligor is or has been, since the origination of the related Receivable, the subject of a bankruptcy proceeding.

            (vi) Schedule of Receivables. The information set forth in
         Schedule I to this Agreement with respect to the Receivables is true and correct in all material respects as of the beginning of business on the Cutoff Date.

           (vii) Marking Records. By the Closing Date, the Seller will have caused its computer and accounting records relating to each Receivable to be marked to show that the Receivables have been sold to the Depositor by the Seller and transferred and assigned by the Depositor to the Issuer in accordance with the terms of the Sale and Servicing Agreement.

          (viii) Computer Tape. The computer tape regarding the Receivables made available by the Seller to the Depositor is complete and accurate in all material respects as of the Closing Date.

            (ix) No Adverse Selection. No selection procedures believed by the Seller to be adverse to the Noteholders or the Certificateholders were utilized in selecting the Receivables.

             (x) Tangible Chattel Paper. Each Receivable constitutes tangible chattel paper within the meaning of the UCC as in effect in the State of origination.


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

             (xi) One Original. There is only one original executed copy of each Receivable.

            (xii) Receivables in Force. No Receivable has been satisfied, subordinated or rescinded, nor has any Financed Vehicle been released from the Lien of the related Receivable in whole or in part. None of the terms of any Receivable has been waived, altered or modified in any respect since its origination, except by instruments or documents identified in the related Receivable File; and no Receivable has been granted an extension except as noted in the servicing records of such Receivable and each such extension has been granted in accordance with the Seller's extension policy set forth in Exhibit D-1 to the Sale and Servicing Agreement. No Receivable has been modified as a result of the application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

            (xiii) Lawful Assignment. No Receivable has been originated in, or is subject to the laws of, any jurisdiction the laws of which would make unlawful, void or voidable the sale, transfer and assignment of such Receivable under this Agreement or the Sale and Servicing Agreement, as applicable, or the pledge of such Receivable under the Indenture.

            (xiv) Title. It is the intention of the Seller that the transfers and assignments herein contemplated constitute sales of the Receivables from the Seller to the Depositor and that the beneficial interest in and title to the Receivables not be part of the debtor's estate in the event of the appointment of a receiver or conservator for the Seller under any receivership, bankruptcy law, insolvency or banking law. Immediately prior to the Closing Date, no Receivable has been sold, transferred, assigned or pledged by the Seller to any Person other than to the Depositor or pursuant to this Agreement (or by the Depositor to any other Person other than to the Issuer pursuant to the Sale and Servicing Agreement). Immediately prior to the transfers and assignments herein contemplated, the Seller has good and marketable title to each Receivable free and clear of all Liens, and, immediately upon the transfer thereof, the Depositor shall have good and marketable title to each Receivable, free and clear of all Liens and, immediately upon the transfer thereof from the Depositor to the Issuer in accordance with the terms of the Sale and Servicing Agreement and the representations and warranties of the Depositor set forth therein, the Issuer shall have good and marketable title to each Receivable, free and clear of all Liens and, immediately upon the pledge thereof from the Issuer to the Indenture Trustee in accordance with the terms of the Indenture, the Indenture Trustee shall have a first priority perfected security interest in each Receivable.

            (xv) Security Interest in Financed Vehicle. Immediately prior to its sale, assignment and transfer to the Depositor pursuant to this Agreement, each Receivable is secured by a first priority perfected security interest in the related Financed Vehicle in favor of the Seller as secured party, or all necessary and appropriate actions have been commenced that will result in the valid perfection of a first priority security interest in such Financed Vehicle in favor of the Seller as secured party, except as noted in the following sentence. The Lien Certificate for each Financed Vehicle shows, or if a new or replacement Lien Certificate is being applied for with respect to such Financed Vehicle such Lien Certificate shall be received within 120 days of the Closing Date and shall show, the Seller or its predecessor in interest named as the original secured party under each Receivable as the holder of a first priority security interest in such Financed Vehicle, except with respect to Receivables representing less than 0.11% of the Initial Pool Balance, for which the Lien Certificates show World Omni named as the original secured party under such Receivables as the holder of a first priority security interest in such Financed Vehicle (which Lien Certificates and Receivables have been validly assigned to the Seller, which in turn have been validly assigned to the Depositor pursuant to this Agreement). Each Dealer's security interest in any Receivable originated by such Dealer has been validly assigned by the Dealer to the Seller. The Seller's security interest has been validly assigned to the Depositor pursuant to this Agreement.

            (xvi) All Filings Made. All filings (including UCC filings) required to be made in any jurisdiction to give the Issuer a first perfected ownership interest in the Receivables and the Indenture Trustee a first priority perfected security interest in the Receivables have been made or will be made on the Closing Date.

           (xvii) No Defenses. No Receivable is subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, by any Obligor, whether arising out of transactions concerning the Receivable or otherwise, and the operation of any terms of the Receivable or the exercise by the Seller or the Obligor of any right under the Receivable will not render the Receivable unenforceable in whole or in part, and no such right of rescission, setoff, counterclaim or defense, including the defense of usury, has been asserted by any Obligor with respect thereto.

          (xviii) No Default. There has been no default, breach, violation or event permitting acceleration under the terms of any Receivable (other than payment delinquencies of not more than 30 days) as of the Cutoff Date, and no condition exists or event has occurred and is continuing that with notice, the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of any Receivable, and there has been no waiver of any of the foregoing.

            (xix) Insurance. The Seller, in accordance with its customary procedures, has required that the Obligor obtains physical damage insurance covering each Financed Vehicle (i) in an amount at least equal to the lesser of (a) the actual cash value of the related Financed Vehicle or (b) the unpaid principal balance owing on such Receivable, (ii) naming the Seller as a loss payee and (iii) insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage and, under the terms of the related Receivable, the Obligor is required to maintain such insurance.

            (xx) Final Scheduled Maturity Date. No Receivable has a final scheduled payment date later than six months prior to the Class C Final Scheduled Payment Date.

           (xxi) Certain Characteristics of the Receivables. As of the
         Cutoff Date, (A) each Receivable had an original maturity of not less than 12 or more than 72 months and (B) no Receivable was more than 30 days past due.

             (xxii) No Foreign Obligor. All of the Receivables are due from Obligors who are citizens, or legal resident aliens, of the United States of America.

            (xxiii) No Extensions. The number or timing of scheduled payments has not been changed on any Receivable on or before the Closing Date, except as reflected on the computer tape delivered in connection with the sale of the Receivables.

             (xxiv) Scheduled Payments. Except with respect to Receivables representing less than 5.703% of the Initial Pool Balance, each Receivable had a first scheduled payment due on or prior to 45 calendar days after the Closing Date. Each Obligor has been instructed to make all scheduled payments to the Seller or an affiliate of the Seller. To the best knowledge of the Seller, each Obligor has paid the entire down payment called for by the contract.

             (xxv) No Fleet Sales. None of the Receivables have been included in a "fleet" sale (i.e., a sale to any single Obligor of more than seven Financed Vehicles).

            (xxvi) Receivable Files Complete. There exists a Receivable File pertaining to each Receivable and such Receivable File contains, without limitation, (A) a fully executed original of the Receivable,
         (B) the Lien Certificate together with such other documents that the Seller shall keep on file in accordance with its customary procedures evidencing the security interest of the Seller in the related Financed Vehicle, and (C) any and all other documents that the Master Servicer shall have kept on file (including any in electronic format) in accordance with its customary procedures relating to a Receivable, an Obligor or a Financed Vehicle. Each of such documents that is required to be signed by the Obligor has been signed by the Obligor as required, and each form described in clauses (A), (B) and (C) above has been correctly prepared and completed in all material respects. Notwithstanding the above, the complete Receivable File for each Receivable, (x) shall fulfill the documentation requirements of the Seller's credit policies as in effect on the date of origination of such Receivable and (y) is in possession of the Master Servicer or its designee or the Custodian or its designee, as applicable, at the location set forth on Schedule C, on the Closing Date. Except with respect to Receivables representing less than 0.11% of the Initial Pool Balance, for which the related Lien Certificates show World Omni named as the original secured party under such Receivables as the holder of a first priority security interest in the related Financed Vehicle (which Lien Certificates and security interests have been validly assigned to the Seller), the blanket power of attorney granted to the Indenture Trustee, a security agreement and the original Lien Certificate are the only documents necessary to permit the Indenture Trustee to submit the Lien Certificate for each Financed Vehicle for retitling in the name of the Indenture Trustee as secured party in the event such retitling were required or otherwise permitted under the Basic Documents.

            (xxvii) No Fraud or Misrepresentation. Each Receivable that was originated by a Dealer and was sold by the Dealer to the Seller, to the best of the Seller's knowledge, was so originated and sold without fraud or misrepresentation on the part of such Dealer in either case.

           (xxviii) Receivables Not Assumable. No Receivable is assumable by another person in a manner which would release the Obligor thereof from such Obligor's obligations to the Seller with respect to such Receivable.

             (xxix) Tax Liens. To the best of the Seller's knowledge, there is no Lien against any Financed Vehicle for delinquent taxes.

              (xxx) No Impairment. The Seller has not done anything to convey any right to any person that would result in such person having a right to payments due under a Receivable or otherwise to impair the rights of the Depositor in any Receivable or the proceeds thereof.

             (xxxi) Servicing. Each Receivable has been serviced in conformity with all applicable laws, rules and regulation and in conformity with the Seller's policies and procedures which are consistent with customary, prudent industry standards.

            (xxxii) Corporate Obligors. To the best of the Seller's knowledge, Receivables representing less than 0.03% of the Initial Pool Balance are due from Obligors who are not natural persons.

           (xxxiii) No Liens. No Liens or claims have been filed for work, labor, or materials relating to a Financed Vehicle that are prior to, or equal or coordinate with, the security interest in the Financed Vehicle granted by the related Receivable.

            (xxxiv) APR. No Receivable has an APR of less than 4.001% and the weighted average of the APRs of the Receivables is 7.198%.

             (xxxv) Remaining Term. Each Receivable has a remaining term of at least 6 months and no more than 72 months.

            (xxxvi) Seasoning. The weighted average number of months since the initial installment due date for the Receivables is 6 months.

           (xxxvii) Remaining Balance. Each Receivable has a remaining balance of at least $500 and no more than $50,000.

          (xxxviii) New Vehicles. Receivables representing no less than 51.44% of the Initial Pool Balance are secured by Financed Vehicles which were new at the date of origination.

            (xxxix) No Repossessions. No Financed Vehicle has been repossessed prior to the Closing Date.

               (xl) Initial Payment. Except with respect to Receivables representing less than 0.11% of the Initial Pool Balance, the Obligor with respect to each Receivable originated prior to January 1, 2003 has made at least one scheduled payment.

             (xli) No Proceedings. As of the Closing Date, there are no proceedings pending, nor to the best of the Seller's knowledge, threatened, wherein the Obligor or any governmental agency has alleged that any Receivable is illegal or unenforceable.

            (xlii) Dealer Agreement. Each Dealer from whom the Seller purchases or through which the Seller originates Receivables directly has entered into a Dealer Agreement with the Seller providing for the sale or origination of Receivables from time to time by such Dealer to the Seller or uses an approved form of assignment. Each Dealer Agreement and assignment form is substantially in the form attached to the Sale and Servicing Agreement as Exhibit D, except for immaterial modifications or deviations from the Dealer Agreement or assignment form. Such modifications and deviations from the Dealer Agreement or assignment form will not have a material adverse effect on the Noteholders or Certificateholders. Such Dealer Agreement and/or the assignment and the Seller's usual and customary related documentation signed by or provided to the Dealer, constitutes the entire agreement between the Seller and the related Dealer with respect to the sale of such Receivable to the Seller. Each applicable Dealer Agreement and form of assignment is in full force and effect, there have been no material defaults by the Seller under such Dealer Agreement; the Seller has fully performed all of its obligations under such Dealer Agreement or form of assignment; the Seller has not made any statements or representations to such Dealer (whether written or oral) inconsistent with any term of such Dealer Agreement or form of assignment; the purchase price for such Receivable has been paid in full, other than any dealer reserve, by the Seller; and any payment owed to such Dealer by the Seller is a corporate obligation of the Seller.

           (xliii) Seller's Obligations. The Seller has duly fulfilled all obligations to be fulfilled on its part under or in connection with the origination, acquisition and/or assignment of the Receivables.

            (xliv) No Consent. To the best of the Seller's knowledge, no notice to or consent from any Obligor is necessary to effect the acquisition of the Receivables by the Depositor or the Trust or the pledge of the Receivables by the Trust to the Indenture Trustee.

             (xlv) No Transfer Taxes. The sale, transfer, assignment and conveyance of the Receivables by the Seller pursuant to this Agreement is not subject to and will not result in any tax, fee or governmental charge payable by the Seller, the Issuer or the Indenture Trustee to any federal, state or local government ("Transfer Taxes") other than Transfer Taxes which have been or will be paid by the Seller as due. In the event the Issuer or the Indenture Trustee receives actual notice of any Transfer Taxes arising out of the transfer, assignment and conveyance of the Receivables, on written demand by the Issuer or the Indenture Trustee, or upon the Seller's otherwise being given notice thereof by the Issuer or the Indenture Trustee, the Seller shall pay, and otherwise indemnify and hold the Issuer and the Indenture Trustee harmless, on an after-tax basis, from and against any and all such Transfer Taxes (it being understood that the Noteholders, the Indenture Trustee and the Issuer shall have no obligation to pay such Transfer Taxes).

             (xlvi) Other Receivables. To the best of the Seller's knowledge, no Obligor (together with any Affiliate) is the Obligor with respect to Receivables representing more than 0.01% of the Initial Pool Balance.

            (xlvii) Initial Pool Balance. The Initial Pool Balance as of the Cutoff Date is equal to $591,327,204.30.

           (xlviii) Geographic Distribution. No more than 5.0% of the Initial Pool Balance is attributable to Receivables with Obligors having a billing address in any single State other than Alabama, Arkansas, Mississippi, Texas and Georgia, which represent no more than 48.35%, 20.01%, 7.18%, 5.74% and 5.10% of the Initial Pool
         Balance, respectively.

             (xlix) No Advances. No advances have been made to Obligors in order to meet any representation or warranty herein set forth; provided, however, that Receivables may have had up to two extensions prior to the Cutoff Date, subject to the following: (A) each such extension was made in conformity with the Extension Policy and (B) each extended Receivable satisfies in all material respects all applicable requirements under the Seller's credit and collection policies as of the date of its origination.

           (l) Amount Financed. At the time each Receivable was originated, the Amount Financed was fully disbursed. There is no requirement for future advances of principal thereunder, and all fees and expenses in connection with the origination of such Receivable have been paid.

         (li) No Consumer Leases. No Receivable constitutes a "consumer lease" under either (a) the UCC as in effect in the jurisdiction whose law governs the Receivable or (b) the Consumer Leasing Act, 15 U.S.C. 1667.

                                  Article IV

                                  Conditions

         Section 4.01. Conditions to Obligation of the Depositor. The obligation of the Depositor to purchase the Receivables is subject to the satisfaction of the following conditions:

         (a) Representations and Warranties True. The representations and warranties of the Seller hereunder shall be true and correct in all material respects on the Closing Date with the same effect as if then made, and the Seller shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date.

         (b) Computer Files Marked. The Seller shall, at its own expense, on or prior to the Closing Date, indicate in its computer files that the Receivables have been sold to the Depositor pursuant to this Agreement and transferred and assigned by the Depositor to the Issuer in accordance with the terms of the Sale and Servicing Agreement and deliver to the Depositor the Schedule of Receivables, certified by the Seller's President, Vice President or Treasurer to be true, correct and complete in all material respects.

         (c) Documents to be Delivered by the Seller on the Closing Date:

             (i) Reserved.

            (ii) Evidence of UCC Filing. On or prior to the Closing Date, the Seller shall record and file, at its own expense, a UCC-1 financing statement in the State of Alabama or other appropriate filing jurisdiction, executed by the Seller, as seller or debtor, and naming the Depositor, as secured party, describing the Receivables and the other assets assigned to the Depositor pursuant to Section 2.01, meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to perfect the sale, transfer, assignment and conveyance of the Receivables and such other assets to the Depositor. The Seller shall deliver to the Depositor a file-stamped copy or other evidence satisfactory to the Depositor of such filing on or prior to the Closing Date.

           (iii) Opinions of Seller's Counsel. On or prior to the Closing Date, the Depositor shall have received the opinions of counsel to the Seller, in form and substance satisfactory to the Depositor, as to the matters set forth in Exhibit A hereto and such other matters as the Depositor has heretofore requested or may reasonably request.

            (iv) Other Documents. Such other documents as the Depositor may reasonably request.

         (d) Other Transactions. The transactions contemplated by the Sale and Servicing Agreement, the Indenture and the Trust Agreement to be consummated on the Closing Date shall be consummated on such date.

         Section 4.02. Conditions to Obligation of the Seller. The obligation of the Seller to sell the Receivables to the Depositor is subject to the satisfaction of the following conditions:

         (a) Representations and Warranties True. The representations and warranties of the Depositor hereunder shall be true and correct on the Closing Date with the same effect as if then made, and the Depositor shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date.

         (b) Receivables Purchase Price. On the Closing Date, the Depositor shall have delivered to the Seller the purchase price specified in Section
2.01 hereof.

         (c) Opinion of Counsel. The Depositor shall have furnished to the Seller and the Underwriters an Opinion of Counsel, dated the Closing Date, to the effect that:

             (i) the Depositor has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with all limited liability company power and authority to execute and deliver the Basic Documents and to perform its obligations thereunder;

            (ii) each of this Agreement, the Sale and Servicing Agreement and the Trust Agreement has been duly authorized, executed and delivered by the Depositor and constitutes a valid and binding obligation of the Depositor, enforceable against the

         Depositor in accordance with its terms except as limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer, receivership, conservatorship or similar laws relating to or affecting creditors' rights generally or the rights of creditors of Alabama state banks in particular and to general equitable principles (regardless of whether considered in a proceeding in equity or at law), including concepts of commercial reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief;

            (iii) no authorization, consent, approval or order of, or filing with, any Delaware court or any Delaware governmental agency or administrative body is required to be obtained by the Depositor solely as a result of the execution and delivery by the Depositor of the Basic Documents or the performance by the Depositor of its obligations thereunder, except for any filings that may be required by the Uniform Commercial Code of the State of Delaware;

             (iv) the execution, delivery and performance by the Depositor of this Agreement, the Sale and Servicing Agreement, the Trust Agreement, the Underwriting Agreement and the Order to Authenticate and Deliver the Certificates do not violate (i) any Delaware law, rule or regulation, or (ii) the limited liability company agreement or certificate of formation of the Depositor; and

             (v) the Registration Statement has been declared effective under the Securities Act and, to the best of the knowledge and information of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

         (d) Other Transactions. The transactions contemplated by the Sale and Servicing Agreement, the Indenture and the Trust Agreement to be consummated on the Closing Date shall be consummated on such date.

                                  Article V

                            Covenants of the Seller

         The Seller agrees with the Depositor and the Indenture Trustee as follows:

         Section 5.01. Protection of Right, Title and Interest.

         (a) Filings. The Seller shall cause at its own expense all financing statements and continuation statements and any other necessary documents covering the right, title and interest of the Seller, the Depositor, the Trust and the Indenture Trustee, respectively, in and to the Receivables and the other property included in the Trust Estate to be promptly filed and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Depositor hereunder, the Trust under the Sale and Servicing Agreement and the Indenture Trustee under the Indenture in and to the Receivables and the other property included in the Trust Estate. The

Seller shall deliver to the Depositor and the Indenture Trustee file stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recordation, registration or filing. The Depositor shall cooperate fully with the Seller in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this paragraph.

         (b) Name Change. If the Seller makes any change in its name, identity, location or corporate structure that would make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the applicable provisions of the UCC or any title statute, the Seller shall give the Depositor, the Indenture Trustee and the Owner Trustee written notice thereof at least 45 days prior to such change and shall promptly file such financing statements or amendments as may be necessary to continue the perfection of the Depositor's interest in the property conveyed pursuant to Section 2.01.

         Section 5.02. Other Liens or Interests. Except for the conveyances hereunder and pursuant to the Basic Documents, the Seller shall not sell, pledge, assign or transfer to any Person, or grant, create, incur, assume, or suffer to exist any Lien on, or any interest in, to or under the Receivables, and the Seller shall defend the right, title and interest of the Depositor, the Trust and the Indenture Trustee in, to and under the Receivables against all claims of third parties claiming through or under the Seller.

         Section 5.03. Costs and Expenses. The Seller agrees to pay all reasonable costs and disbursements in connection with the perfection, as against all third parties claiming through or under the Seller, of the Depositor's, the Issuer's and the Indenture Trustee's right, title and interest in and to the Receivables and the other property included in the Trust Estate.

         Section 5.04. Hold Harmless. The Seller shall protect, defend, indemnify and hold the Depositor, the Issuer, the Noteholders, the Certificateholders and their respective assigns and their employees, officers, directors and agents harmless from and against all losses, liabilities, claims and damages of every kind and character, including any legal or other expenses reasonably incurred, as incurred, resulting from or relating to or arising out of (i) the inaccuracy, nonfulfillment or breach of any representation, warranty, covenant or agreement made by the Seller in this Agreement, (ii) any legal action, including, without limitation, any counterclaim, that has either been settled by the litigants or has proceeded to judgment by a court of competent jurisdiction, in either case to the extent it is based upon alleged facts that, if true, would constitute a breach of any representation, warranty, covenant or agreement made by the Seller in this Agreement, (iii) any actions or omissions of the Seller occurring prior to the Closing Date with respect to any of the Receivables or Financed Vehicles or (iv) any failure of a Receivable to be originated in compliance with all applicable requirements of law. These indemnity obligations shall be in addition to any obligation that the Seller may otherwise have.

                                  Article VI

                           Miscellaneous Provisions

         Section 6.01. Obligations of Seller. The obligations of the Seller under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any Receivable.

         Section 6.02. Repurchase Events. The Seller hereby covenants and agrees with the Depositor for the benefit of the Depositor, the Indenture Trustee, the Issuer, the Owner Trustee, the Certificateholders and the Noteholders that the occurrence of a breach of any of the Seller's representations and warranties contained in Section 3.02(b) that materially and adversely affects the interests of the Issuer, the Indenture Trustee, the Owner Trustee, the Certificateholders or the Noteholders in any Receivable, without regard to any limitation set forth in such representation or warranty concerning the knowledge of the Seller as to the facts stated therein, shall constitute an event obligating the Seller to repurchase the Receivables to which such failure or breach is applicable (each, a "Repurchase Event"), at the Purchase Amount, from the Depositor or from the Issuer, as applicable, unless any such failure or breach shall have been cured by the last day of the first Collection Period commencing after the discovery or notice thereof by or to the Seller or the Master Servicer.

         Section 6.03. Depositor Assignment of Repurchased Receivables. With respect to all Receivables repurchased by the Seller pursuant to this Agreement, the Depositor shall assign, without recourse, representation or warranty, to the Seller all of the Depositor's right, title and interest in and to such Receivables and all security and documents relating thereto.

         Section 6.04. Transfer to the Issuer. The Seller acknowledges and agrees that (1) the Depositor will, pursuant to the Sale and Servicing Agreement, transfer and assign the Receivables and assign its rights under this Agreement with respect thereto to the Issuer and, pursuant to the Indenture, the Issuer will pledge the Receivables to the Indenture Trustee, and (2) the representations and warranties contained in this Agreement and the rights of the Depositor under this Agreement, including under Section 6.02, are intended to benefit the Issuer, the Noteholders and the Holders of the Certificates. The Seller hereby consents to such transfers and assignments and agrees that enforcement of a right or remedy hereunder by the Indenture Trustee, the Owner Trustee or the Issuer shall have the same force and effect as if the right or remedy had been enforced or executed by the Depositor.

         Section 6.05. Amendment. This Agreement may be amended from time to time, with prior written notice to the Rating Agencies, but without the consent of the Noteholders or the Certificateholders, by a written amendment duly executed and delivered by the Seller and the Depositor, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of Noteholders or Certificateholders; provided that such amendment shall not, as evidenced by an Opinion of Counsel, materially and adversely affect the interest of any Noteholder or Certificateholder; provided further, that such action shall be deemed not to adversely affect in any material respect the interests of any Noteholder or Certificateholder and no Opinion of Counsel to that effect shall be required if the person requesting the amendment obtains a letter from the Rating Agencies stating that the amendment would not result in the downgrading or withdrawal of the ratings of then assigned to the Notes and the Certificates. This Agreement may also be amended by the Seller and the Depositor, with prior written notice to the Rating Agencies and the prior written consent of Holders of Notes holding not less than a majority of the Outstanding Amount of the Notes and Holders of Certificates evidencing at least a majority of the percentage interests in the Certificates (excluding, for purposes of this Section 6.05, Certificates held by the Depositor or any of its affiliates), for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that are required to be made for the benefit of Noteholders or the Certificateholders or (ii) reduce the aforesaid percentage of the Notes or the Certificates that is required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes and Certificates.

         Section 6.06. Waivers. No failure or delay on the part of the Depositor, the Issuer or the Indenture Trustee in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

         Section 6.07. Notices. All demands, notices and communications under this Agreement shall be in writing, personally delivered, faxed and followed by first class mail, or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Depositor, to 417 20th Street North, Birmingham, Alabama 35203, Attention:
Ronald Luth, (b) in the case of the Master Servicer, Administrator and Custodian, to 417 North 20th Street, Birmingham, Alabama 35203, with a copy to Regions Bank Office of the General Counsel, 417 20th Street North, Birmingham, Alabama 35203, Attention: R. Alan Deer, (c) in the case of the Seller, 417 20th Street North, Birmingham, Alabama 35203; Attention: Ronald Luth, with a copy to Regions Bank, Office of the General Counsel, 417 20th Street North, Birmingham, Alabama 35203, Attention: R. Alan Deer; (d) in the case of the Issuer or the Owner Trustee, at the Corporate Trust Office (as defined in the Trust Agreement), Attention: Corporate Trust Administration; (e) in the case of S&P, to 55 Water Street (40th Floor), New York, New York 10041, Attention:
Asset Backed Surveillance Department; and (f) in the case of Moody's, to 99 Church Street, New York, New York 10007, Attention: ABS Monitoring Department; or, as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

         Section 6.08. Costs and Expenses. The Seller shall pay all expenses incident to the performance of its obligations under this Agreement and the Seller agrees to pay all reasonable out-of-pocket costs and expenses of the Depositor, in connection with the perfection of the Depositor's, the Issuer's and the Indenture Trustee's right, title and interest in and to the Receivables and the enforcement of any obligation of the Seller hereunder as contemplated by the Basic Documents.

         Section 6.09. Representations of the Seller and the Depositor. The respective agreements, representations, warranties and other statements by the Seller and the Depositor set forth in or made pursuant to this Agreement shall remain in full force and effect and will survive the closing under Section
2.02 and the transfers and assignments referred to in Section 6.04.

         Section 6.10. Confidential Information. The Depositor agrees that it will neither use nor disclose to any Person the names and addresses of the Obligors or any other personally identifiable information of an Obligor, except in connection with the enforcement of the Depositor's rights hereunder, under the Receivables, under the Sale and Servicing Agreement or any other Basic Document, or as required by any of the foregoing or by law.

         Section 6.11. Headings and Cross-References. The various headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to section names or numbers are to such Sections of this Agreement.

         Section 6.12. GOVERNING LAW. THIS AGREEMENT, AND ALL QUESTIONS RELATING TO ITS VALIDITY, INTERPRETATION, PERFORMANCE AND ENFORCEMENT, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ALABAMA (EXCLUSIVE OF THE CONFLICT OF LAW PROVISIONS THEREOF) APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

         Section 6.13. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

         Section 6.14. Third Party Beneficiary. The Indenture Trustee is an express third party beneficiary of this Agreement and shall be entitled to enforce the provisions of this Agreement as if it were a party hereto.

         Section 6.15. No Proceedings. So long as this Agreement is in effect, and for one year plus one day following its termination, each of the Seller and the Depositor agrees that it will not file any involuntary petition or otherwise institute any bankruptcy, reorganization arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy law or similar law against the Trust.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date and year first above written.

                                       REGIONS BANK, as Seller

                                       By: /s/ Charles Elliott
                                           ---------------------------
                                           Name:  Charles Elliott
                                           Title: Vice President


                                       REGIONS ACCEPTANCE LLC, as Depositor

                                       By: /s/ Mike Allen
                                          ----------------------------
                                          Name:  Mike Allen
                                          Title: Treasurer

                                   EXHIBIT A

               MATTERS ADDRESSED IN OPINION OF SELLER'S COUNSEL

                                  SCHEDULE I

                            Schedule of Receivables
                            -----------------------

                     [On file with the Indenture Trustee]

                                  SCHEDULE II

             Perfection Representations, Warranties and Covenants
             ----------------------------------------------------



         1. General. The Receivables Purchase Agreement creates a valid and continuing security interest (as defined in the UCC) in all of the Seller's right, title and interest in and to the Receivables in favor of the Depositor's which, (a) is enforceable upon execution of the Receivables Purchase Agreement against creditors of and purchasers from the Seller as such enforceability may be limited by applicable debtor relief laws, now or hereafter in effect, and by general principles of equity (whether considered in a suit at law or in equity), and (b) upon filing of the financing statements described in clause 4 below will be prior to all other Liens (other than Liens permitted pursuant to clause 5 below).

         2. Characterization. The Receivables constitute "tangible chattel paper" within the meaning of UCC Section 9-102. Except with respect to Receivables representing less than 0.11% of the Initial Pool Balance, for which the related Lien Certificates show World Omni named as the original secured party under such Receivables as the holder of a first priority security interest in the related Financed Vehicle (which Lien Certificates and security interests have been validly assigned to the Seller), the Seller has taken all steps necessary to perfect its security interest against the Obligor in the Financed Vehicles securing the Receivables.

         3. Creation. Immediately prior to the conveyance of the Receivables pursuant to the Receivables Purchase Agreement, the Seller owns and has good and marketable title to, or has a valid security interest in, the Receivables free and clear of any Lien, claim or encumbrance of any Person.

         4. Perfection. The Seller has caused or will have caused, within ten days of the Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest granted to the Depositor under the Receivables Purchase Agreement in the Receivables.

         5. Priority. Other than the security interests granted to the Depositor pursuant to the Receivables Purchase Agreement, the Seller has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables, the Seller has not authorized the filing of and is not aware of any financing statements against the Seller that includes a description of collateral covering the Receivables other than any financing statement (i) relating to the security interests granted to the Depositor under the Receivables Purchase Agreement (ii) that has been terminated, or
(iii) that has been granted pursuant to the terms of the Basic Documents. None of the tangible chattel paper that constitutes or evidences the Receivables has any marks or notations indicating that they are pledged, assigned or otherwise conveyed to any Person other than Indenture Trustee.

                                 SCHEDULE III

                         Location of Receivable Files
                         ----------------------------


World Omni Financial Corp.
d/b/a CenterOne Financial Services
3120 Rider Trail South
Earth City, Missouri 63405